UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

API TECHNOLOGIES CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One North Wacker Drive, Suite 4400, Chicago, Illinois	60606
(Address of principal executive offices)	(zip code)

(312) 214-4864

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

2200 Smithtown, Ronkonkoma, New York 11779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

API Technologies Corp. (the “Company”) filed a Form 8-K report on September 17, 2010 (the “September 8-K”), to report, among other items, the entry into a proxy agreement effective September 13, 2010 (the “Proxy Agreement”). The Proxy Agreement was filed as exhibit 10.1, with certain portions redacted subject to a confidential treatment request. The Company has withdrawn the confidential treatment request, and by this amendment to the September 8-K, the Company is providing a full copy of the Proxy Agreement attached as Exhibit 10.1. The information previously reported in the September 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

10.1    Proxy Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2010

API TECHNOLOGIES CORP.

By:	/S/ CLAUDIO MANNARINO
Claudio Mannarino Chief Financial Officer and Vice President of Finance